Exhibit 10.22

                               AMENDMENT NUMBER 4

                          DATED AS OF FEBRUARY 24, 2004

                                       TO

                         NYMAGIC, INC. VOTING AGREEMENT

        Reference is made to the Voting Agreement (the "Agreement") dated as of February 20, 2002, as amended March 1, 2002 and further amended by Amendment No. 2 dated as of January 27, 2003 and Amendment No. 3 dated as of March 12, 2003 by and among (i) MARK W. BLACKMAN; BLACKMAN INVESTMENTS LLC; JOHN N. BLACKMAN, JR. (the "Blackman Trustee") as trustee of the Blackman Charitable Remainder Trust; and ROBERT G. SIMSES (the "Tollefson Trustee") as trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust, as co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust, and as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust (the "Participating Shareholders"); (ii) KATHLEEN BLACKMAN as co-trustee with the Blackman Trustee of the Blackman Charitable Remainder Trust, (iii) WACHOVIA BANK, N.A., as successor in interest to First Union National Bank, as co-trustee with the Tollefson Trustee of the Louise B. Tollefson Charitable Lead Annuity Trust, and as co-trustee with the Tollefson Trustee of the Bennett H. Tollefson Charitable Lead Unitrust; and (iv) MARINER PARTNERS, INC.

        Capitalized terms not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.

Article IV (B) is deleted in its entirety and replaced by the following:

"(B) Mariner shall be entitled to nominate three (3) candidates for election to the Board; Robert G. Simses shall be entitled to nominate one (1) candidate for election to the Board, including himself; Mark W. Blackman shall be entitled to nominate one (1) candidate for election to the Board and John N. Blackman Jr. shall be entitled to nominate one (1) candidate for election to the Board, provided that the candidates nominated to the Board by Mark W. Blackman and John
N. Blackman, Jr. shall qualify as Independent Directors in accordance with the Rules of the New York Stock Exchange and all other applicable laws and regulations that may be enacted from time to time; and, the Chief Executive Officer of NYMAGIC, INC. shall be entitled to nominate three (3) directors for election to the Board, all of whom shall be Independent Directors, as described in this Article IV(B), for a total of nine directors.

        The Participating Shareholders shall, consistent with director fiduciary duties, cause their nominees to vote for one of the Mariner nominated members of the Board, as designated by Mariner as Chairman of each meeting. If any of Robert G. Simses, Mark W. Blackman, and John N. Blackman Jr. does not nominate a candidate for the Board as authorized under this Article IV (B), Mariner may instead nominate a number of candidates equal to the number not nominated by these individuals."

Article IV (D) is deleted in its entirety and replaced by the following:

"(D) On or before the meeting of the Board of Directors of the Corporation on February 26, 2004, Mariner and the Participating Shareholders agree to use their reasonable efforts to cause the Corporation to take such action as is necessary to increase the number of authorized directors to thirteen (13). Thereafter, and on or before the anticipated May 2004 shareholders' meeting of the Corporation, Mariner and the Participating Shareholders agree to use their reasonable efforts to cause the Corporation to take such action as is necessary to reduce the number of then currently authorized directors to nine (9)."




Article IV (E) is amended by deletion of the first sentence and replacing it with the following:


        "Subject to the provisions of the Corporation's By-laws, any Participating Shareholder entitled under this Article IV to designate any director or successor director may, acting reasonably, replace any director nominated by him at any time and from time to time with or without cause, provided that any replacement director complies with the provisions of Article IV (B)."





This agreement may be signed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.







       [Balance of Page Intentionally Left Blank - Signature Page Follows]




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



        IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands as of the 24th day of February 2004.



OTHERS                                             PARTICIPATING SHAREHOLDERS
                                                   /s/ Mark W. Blackman
MARINER PARTNERS, INC.                             -----------------------------
                                                   Mark W. Blackman
By: /s/ William J. Michaelcheck                    Address:
   -----------------------------------------       80 Deepwood Road
   Name:  William J. Michaelcheck                  Darien, CT 06820
   Title: Chairman
                                                   BLACKMAN INVESTMENTS LLC
/s/ Kathleen Blackman
--------------------------------------------       By: /s/ John N. Blackman, Jr.
Kathleen Blackman                                     --------------------------
Address:                                              John N. Blackman, Jr.
41 Wee Burn Lane                                      Member
Darien, CT 06820
                                                   By: /s/ Kathleen Blackman
WACHOVIA BANK, N.A.                                   --------------------------
Successor in Interest To:                             Kathleen Blackman
FIRST UNION NATIONAL BANK                             Member

/s/ Terry Lee Kaly                                  /s/ John N. Blackman, Jr.
--------------------------------------------       -----------------------------
Name:      Terry Lee Kaly                          John N. Blackman, Jr.
           ---------------------------------       (as trustee of the Blackman
Title:     Vice President                          Charitable Remainder Trust)
           ---------------------------------       Address:
                                                   41 Wee Burn Lane
                                                   Darien, CT 06820

                                                   /s/ Robert G. Simses
                                                   -----------------------------
                                                   Robert G. Simses
                                                   (as trustee of the Tollefson
                                                   Trusts)
                                                   Address:
                                                   Warwick & Simses
                                                   140 Royal Palm Way, Suite 205
                                                   Palm Beach, FL 33480



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